UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 15, 2005

MONSANTO COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16167	43-1878297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

800 North Lindbergh Boulevard St. Louis, Missouri 63167
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.         Financial Statements and Exhibits.

(c)	Exhibits.

        Monsanto Company furnishes the following additional exhibits to its registration statement no. 333-125193 on Form S-3, which also constitutes an amendment to its prior registration statement no. 333-88542:

1.1	Form of Underwriting Agreement relating to Debt Securities of Monsanto Finance Canada Co., to be guaranted by Monsanto Company.

1.2	Pricing Agreement relating to $250 million 5½% Senior Notes due 2035 of Monsanto Company.

1.3	Pricing Agreement relating to $150 million 5½% Senior Notes due 2035 of Monsanto Finance Canada Co.

4.1	Form of 5½% Senior Note due 2035 of Monsanto Company.

4.2	Form of 5½% Senior Note due 2035 of Monsanto Finance Canada Co., fully and unconditionally guaranteed by Monsanto Company.

5.1	Supplemental opinion of Bryan Cave, LLP, counsel to the registrant.

8.1	Opinion of Bryan Cave, LLP concerning United States tax matters.

8.2	Tax Opinion of Fasken Martineau DuMoulin LLP concerning Canadian tax matter.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2005	MONSANTO COMPANY

By:	/s/ Robert A. Paley
Name: Robert A. Paley Title: Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Document

1.1	Form of Underwriting Agreement relating to Debt Securities of Monsanto Finance Canada Co., to be guaranted by Monsanto Company.

1.2	Pricing Agreement relating to $250 million 5½% Senior Notes due 2035 of Monsanto Company.

1.3	Pricing Agreement relating to $150 million 5½% Senior Notes due 2035 of Monsanto Finance Canada Co.

4.1	Form of 5½% Senior Note due 2035 of Monsanto Company.

4.2	Form of 5½% Senior Note due 2035 of Monsanto Finance Canada Co., fully and unconditionally guaranteed by Monsanto Company.

5.1	Supplemental opinion of Bryan Cave, LLP counsel to the registrant.

8.1	Opinion of Bryan Cave, LLP, concerning United States tax matters.

8.2	Tax Opinion of Fasken Martineau DuMoulin LLP concerning Canadian tax matter.